UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2025

Azenta, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Summit Drive, Burlington, MA 01803
(Address of principal executive offices and Zip Code)

(888) 229-3682
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

As previously disclosed on November 12, 2024, Azenta, Inc. (the “Company”) announced that it is pursuing a sale of its B Medical Systems segment, a manufacturer and global distributor of medical refrigeration devices based in Luxembourg. This strategic action is intended to simplify the Company’s portfolio and allow management to focus on driving revenue growth and profitability in its core Sample Management Solutions and Multiomics businesses. The decision followed work by the Company’s Board of Directors to evaluate strategic, operational and financial opportunities to maximize shareholder value.

The Company has concluded that, as of the date of the announcement on November 12, 2024, the B Medical Systems segment met the held-for-sale criteria and qualifies as a discontinued operation under U.S. generally accepted accounting principles.

In order to assist investors in understanding the impact of the separation of the B Medical Systems segment on the Company’s financial results, the Company is furnishing in Exhibit 99.1 to this Current Report, which exhibit is incorporated herein by reference, revised unaudited financial information for the twelve months ended September 30, 2023, for the three months ended December 31, 2023, for the three and six months ended March 31, 2024, for the three and nine months ended June 30, 2024 and for the three and twelve months ended September 30, 2024 and as of September 30, 2024, recast to reflect the separation of the B Medical Systems segment and its classification as a discontinued operation.

Limitation on Incorporation by Reference. The information in Item 2.02 and Exhibit 99.1 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Some statements in this Current Report are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934, as amended. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause the Company’s financial and business results to differ materially from its expectations. They are based on the facts known to management at the time they are made. Forward-looking statements include but are not limited to statements about the potential sale of the B Medical Systems segment. Factors that could cause results to differ from the Company’s expectations include the following: the Company’s ability to sell the B Medical Systems segment and focus on its core businesses; the Company’s ability to reduce costs effectively; the volatility of the life sciences markets the Company serves; the Company’s possible inability to meet demand for its products due to difficulties in obtaining components and materials from its suppliers in required quantities and of required quality; the inability of customers to make payments to the Company when due; price competition; disputes concerning intellectual property; uncertainties in global political and economic conditions; and other factors and other risks, including those that we have described in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. As a result, the Company can provide no assurance that its future results will not be materially different from those projected. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based. The Company undertakes no obligation to update the information contained in this Current Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Azenta, Inc. Revised Financial Information

104	Cover Page Interactive Data File (embedded within the iXBRL (Inline eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Jason W. Joseph
Date: January 30, 2025	Jason W. Joseph
Senior Vice President, General Counsel and Secretary